THE OBERWEIS FUNDS	SUMMARY PROSPECTUS MAY 1, 2013

THE OBERWEIS ASIA OPPORTUNITIES FUND

Ticker: OBAOX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.oberweisfunds.com/pdfs/Forms/Oberweis_Funds_Wrapper_and_Prospectus.pdf, email a request to Funds@oberweis.net, call (800) 245-7311, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund. Page number references refer to the current Prospectus for the Fund.

Investment Objective

The Oberweis Asia Opportunities Fund’s investment objective is to maximize long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investments)
Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)	2.00%
Exchange Fee on shares exchanged within 90 calendar days of purchase (as a percentage of amount exchanged)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	3.14%

Total Annual Fund Operating Expenses(1)	4.64%
Expense Reimbursement	(2.15%	)

Total Annual Fund Operating Expenses After Expense Reimbursement	2.49%

(1) The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2.49% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses. The contractual arrangement continues until April 30, 2014. The contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest

$10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year: $252	Three Years: $1,207	Five Years: $2,168	Ten Years: $4,603

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in Asia securities. Currently, Asia securities include (1) equity securities of companies that are organized under the laws of a country located in Asia or that are primarily traded on an exchange or over-the-counter in Asia; or (2) equity securities of companies that have at least 50% of their assets in Asia or that derive at least 50% of their revenues from business activities in Asia but which are listed and traded elsewhere.

The Fund invests principally in the common stocks of companies that the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”), believes have the potential for significant long-term growth in market value. The Fund may invest in equity-linked certificates (also called Participatory Notes) which are expected to provide the Fund exposure to certain classes of shares traded in foreign markets which would otherwise not be available to the Fund. The Fund may invest in equity-linked certificates issued and/or guaranteed by counterparties rated A or better by Moody’s or Standard & Poor’s Corporation or issued and/or guaranteed by counterparties deemed to be of similar quality by OAM. Equity-linked certificates are derivative securities generally issued by banks or broker-dealers that are linked to the performance of an underlying foreign security. The Fund may invest in equity-linked certificates linked to the performance of foreign securities in countries in which the Fund may invest, including but not limited to China and to a lesser extent, India. For purposes of the Fund’s 80% investment policy, equity-linked certificates linked to the performance of Asia securities are considered Asia securities.

The Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. There are no restrictions on the capitalization of companies whose securities the Fund may buy; however, the Fund generally invests in the stocks of smaller companies (generally companies with a market capitalization of less than $5 billion). The Fund may also invest in securities of countries in developed and developing (or emerging) markets.

Principal Risks

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small- and medium-sized companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk—The Fund is subject to small company risk, because although there are no restrictions on the capitalization of companies whose securities the Fund may buy, the Fund generally invests in small-sized companies. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Risks Associated with Non-U.S. Companies—Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about an Asian company than about a U.S. company. Sometimes Asian companies are subject to different accounting, auditing, and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Market Risks—In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Geographic Concentration Risk—Investments in a single region, even though representing more than one country within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Asia investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Asia.

Government Relationships Risk—While companies in Asia may be subject to limitations on their business relationships under applicable law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Asian companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Equity-linked Certificates Risk—Equity-linked certificates (also called Participatory Notes) are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the certificate, the holder generally receives a return of principal based on the capital appreciation of the linked security. If the linked security declines in value, the certificate may return a lower amount at maturity. The trading price of an equity-linked certificate also depends on the value of the linked security. Equity-linked certificates involve further risks associated with:

•	purchases and sales of certificates, including the possibility that exchange rate fluctuations may negatively affect the value of a certificate,

•	the credit quality of the certificate’s issuer and/or guarantor, and

•	liquidity risks and restrictions on transferability.

•	Ratings of issuers or guarantors of equity-linked certificates refer only to the issuer or guarantor’s creditworthiness. They provide no indication of the potential risks of the linked securities.

Portfolio Turnover Risk—In the past, the Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at www.oberweisfunds.com or by calling (800) 245-7311.

Annual Total Returns

Best Quarter: Second Quarter 2009 43.19%	Worst Quarter: Third Quarter 2011 -19.60%

The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account (“IRA”).

Average Annual Total Returns (for the Periods Ended December 31, 2012)	1 Year	Life of Fund (2/1/08)
Oberweis Asia Opportunities Fund
Return Before Taxes	17.17%	-2.41%
Return After Taxes on Distributions	17.17%	-2.41%
Return After Taxes on Distributions and Sale of Fund Shares	11.16%	-2.03%
MSCI AC Asia Pacific Ex-Japan Small-Cap Growth Index (reflects no deduction for fees, expenses or taxes)	17.27%	0.70%

Management

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Manager

John Wong, portfolio manager, since inception of the Fund.

Buying and Selling Fund Shares

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan.

You may redeem shares of the Fund by mail, telephone, online at www.oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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